UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2022

eFFECTOR Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39866	85-3306396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

142 North Cedros Avenue, Suite B Solana Beach, California	92075
(Address of principal executive offices)	(Zip Code)

(858) 925-8215

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	EFTR	Nasdaq Capital Market
Warrants to purchase common stock	EFTRW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2022, Premal Patel, M.D., Ph.D., Chief Medical Officer of eFFECTOR Therapeutics, Inc. (the “Company”), resigned from the Company in order to pursue a new career opportunity. Mr. Patel’s duties and responsibilities have been reassigned to existing executive officers and other management personnel at the Company. Dr. Patel will continue to serve the company as a consultant to the company until Sept. 30, 2022. Dr. Patel’s resignation from the Company was not due to any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

In connection with Dr. Patel’s termination of employment with the Company on April 1, 2022 (the “Effective Date”), Dr. Patel executed a general release of claims (the “Release”), pursuant to which (i) Dr. Patel’s vested Company stock options will remain eligible to become exercisable until April 1, 2023, and (ii) the Company will continue to pay the employer portion of the healthcare coverage for Mr. Patel and his eligible dependents, in each case, until December 31, 2022. Pursuant to a Consulting Agreement (the “Consulting Agreement”) entered into as of the Effective Date, Dr. Patel will receive an hourly consulting fee of $600, and continued vesting of his outstanding equity awards during the term of his consulting services.

The foregoing description of the Release and Consulting Agreement is a summary only and is subject to and qualified in its entirety by the terms of the Release and Consulting Agreement, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFFECTOR Therapeutics, Inc.

Date: April 4, 2022	By:	/s/ Michael Byrnes
	Name:	Michael Byrnes
	Title:	Chief Financial Officer